Exhibit 10.15

AGREEMENT

AGREEMENT, dated September 15, 2014 (this “Agreement”), by and among ONSTREAM MEDIA CORPORATION (the “Company”), INFINITE CONFERENCING, INC. (“ICI”), ENTERTAINMENT DIGITAL NETWORK, INC. (“EDNI”), AV ACQUISITION, INC. (“AAI”), ONSTREAM CONFERENCING CORPORATION (“OCC”), MEDIA ON DEMAND, INC. (“MOD”), HOTEL VIEW CORPORATION (“HVC”), OSM ACQUISITION INC. (“OSM”) and AUCTION VIDEO JAPAN, INC. (“AVJI”) (the Company, ICI, EDNI, AAI, OCC, MOD, HVC, OSM and AVJI shall be referred to collectively as the “Borrowers”), with headquarters located at 1291 SW 29th Avenue, Pompano Beach, Florida 33069, and SIGMA OPPORTUNITY FUND II, LLC (“Sigma”) and SIGMA CAPITAL ADVISORS, LLC, the managing member of Sigma (“Sigma Advisors” and collectively with Sigma, the “Sigma Parties”), with headquarters located at 800 Third Avenue, Suite 1701, New York, NY  10022.  All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the applicable Note (as defined below).

WHEREAS, Borrowers and Sigma are parties to a certain Note Purchase Agreement, dated as of March 18, 2013 (the “March 2013 Purchase Agreement”), pursuant to which, among other things, Borrowers issued a Senior Secured Note, dated March 18, 2013, in favor of Sigma in the original aggregate principal amount of up to $800,000 (as subsequently amended on each of June 14, 2013 and February 28, 2014, and as the same may be further amended from time to time, the “March 2013 Note”);

WHEREAS, Borrowers and Sigma are also parties to a certain Note Purchase Agreement, dated as of February 28, 2014 (the “February 2014 Purchase Agreement”), pursuant to which, among other things, Borrowers issued a Senior Subordinated Secured Convertible Note, dated as of February 28, 2014, in favor of Sigma in the original principal amount of $500,000 (as the same may be further amended from time to time, the “February 2014 Note” and collectively with the March 2013 Note, the “Notes); and

WHEREAS, Sigma and the Borrowers desire to amend each of the Notes to, among other things, extend the Maturity Date and revise the related Amortization Schedules by entering into an Amendment No. 3 and Allonge to the March 2013 Note (the “March 2013 Amendment”), in substantially the form attached hereto as Exhibit A-1, and an Amendment No. 1 and Allonge to the February 2014 Note (the “February 2014 Amendment”), in substantially the form attached hereto as Exhibit A-2;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.

Amendment of Notes.  Simultaneous with the execution of this Agreement, Sigma and the Borrowers shall each execute and deliver the March 2013 Amendment and the February 2014 Amendment.

2.

Issuance of Common Stock.  As part of the investment, on the date hereof, the Company shall issue (i) 53,000 shares (the “Sigma Shares”) of common stock, par value $.0001 per share, of the Company (“Common Stock”) to Sigma, and (ii) 22,000 shares (the “SCA Shares” and collectively with the Sigma Shares, the “Shares”) of Common Stock to Sigma Advisors.  The Shares issued hereunder shall have the same rights, including, without limitation, piggy-back registration rights, and be subject to the same conditions, as the shares of Common Stock issued to the Sigma Parties pursuant to the March 2013 Purchase Agreement and the February 2014 Purchase Agreement, and the related Transaction Documents.

3.

Cash Payment.  On the date hereof, Borrowers shall pay to Sigma Advisors a cash fee of $15,000 by wire transfer of immediately available funds as may be directed by Sigma Advisors.

4.

Rockridge Note. Section 5(m) of the February 2014 Purchase Agreement is hereby amended to replace “October 14, 2014” with “December 31, 2014” and to replace “December 18, 2014” with “December 31, 2014”.

5.

Put/Call Option. The parties agree that Section 5(n) of the February 2014 Purchase Agreement has been deleted as part of another transaction.

6.

Representations and Warranties of the Borrowers.  In connection herewith, each of the Borrowers represents and warrants to the Sigma Parties as follows:

A.

Except as set forth on Schedule 6.A. hereto, all of the representations and warranties of Borrowers set forth in Section 4 of the February 2014 Purchase Agreement are true and correct as of the date hereof as if fully set forth herein.

B.

Borrowers have obtained the requisite consent of Rockridge Capital Holdings, LLC and Thermo Credit, LLC and no other consents are required to be obtained by Borrowers in connection with the execution, delivery and performance by Borrower of this Agreement or the transactions contemplated hereby.

C.

Borrowers have the requisite corporate power and authority to execute and deliver this Agreement, the March 2013 Amendment and the February 2014 Amendment and to consummate the transactions contemplated hereby and thereby.  This Agreement has been duly authorized and validly executed and delivered by Borrowers and constitutes the valid, legal and binding agreement of Borrowers, enforceable against each of them in accordance with its terms.

D.

The Shares have been duly authorized and upon issuance will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.  There are no preemptive or similar rights of any stockholder of the Company or any other person or entity to acquire any of the Shares.

7.

Representations and Warranties of the Sigma Parties.  In connection herewith, each of the Sigma Parties represents and warrants to Borrowers as follows:

A.

Except as set forth on Schedule 7.A. hereto, all of the representations and warranties of Sigma set forth in Section 3 of the February 2014 Purchase Agreement are true and correct as of the date hereof as if fully set forth herein.

B.

The Sigma Parties are acquiring the Shares for their own account and with the present intention of holding the Shares for the purposes of investment, and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

C.

The Sigma Parties have the requisite corporate power and authority to execute and deliver this Agreement, the March 2013 Amendment and the February 2014 Amendment and to consummate the transactions contemplated hereby and thereby.  This Agreement has been duly authorized and validly executed and delivered by each of the Sigma Parties and constitutes the valid, legal and binding agreement of the Sigma Parties, enforceable against each of them in accordance with its terms.

8.

Further Assurances.  The parties hereto further agree to perform, from time to time, such other acts and to execute, acknowledge and deliver such other agreements, instruments, certificates and other documents as may be reasonably necessary in order to effectuate the transactions contemplated by this Agreement, the March 2013 Amendment, and the February 2014 Amendment and to afford each of the Sigma Parties the full benefits with respect to the Shares.

9.

Full Force and Effect.   Except as expressly and specifically set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the March 2013 Purchase Agreement, the February 2014 Purchase Agreement, the Notes, or any of the other Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the parties to this Agreement may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.

10.

Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or email signature were an original thereof.

11.

Governing Law.  This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of law.

12.

Amendments.  This Agreement and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

13.

Severability.   The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

14.

Expenses.  Borrower shall be obligated to pay the reasonable costs, legal fees and expenses of the Sigma Parties incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby.

15.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs and respective successors and permitted assignees.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

BORROWERS:

ONSTREAM MEDIA CORPORATION

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

INFINITE CONFERENCING, INC.

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

ENTERTAINMENT DIGITAL NETWORK, INC.

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

AV ACQUISITION, INC.

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

ONSTREAM CONFERENCING CORPORATION

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

MEDIA ON DEMAND

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

HOTEL VIEW CORPORATION

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

OSM ACQUISITION INC.

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

AUCTION VIDEO JAPAN, INC.

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

SIGMA PARTIES:

SIGMA OPPORTUNITY FUND II, LLC

By: SIGMA CAPITAL ADVISORS, LLC

By: /s/ Thom Waye

     Name: Thom Waye

     Title: Manager

SIGMA CAPITAL ADVISORS, LLC

By: /s/ Thom Waye

     Name: Thom Waye

     Title: Manager

EXHIBIT A-1

(Form of Amendment No. 3 and Allonge)

[Redacted]

EXHIBIT A-2

(Form of Amendment No. 1 and Allonge)

[Redacted]